ARTISAN SMALL CAP FUND
                          QUARTERLY UPDATE     OCTOBER 1997

Thank you for investing in the Artisan Small Cap Fund. We are pleased to present you with this update for the year's third quarter.

For small-cap investors, the quarter was a good one, as the market appears to be moving away from large-caps toward mid- and small-cap companies. The Artisan Small Cap Fund rose 13.2% in the quarter, bringing its year-to-date gain up to 25.4% and its return since inception to 86.3%.

This update will present a view of the quarter's market activity, examples of how we assess the intrinsic value of a company, and our investment outlook relative to the economy and equity markets.

ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

During 1997's third quarter, the Artisan Small Cap Fund rose 13.2%, versus a gain of 14.9% for its benchmark index, the Russell 2000, and a 15.3% gain for the Lipper Small Cap Fund Index.

Of special note, the S&P 500 rose only 7.5%. In other words, small-caps doubled the performance of large-caps, reflecting an intensified small-cap rebound that started in the second quarter. With their uncharacteristically high recent profit growth - as well as their generally lower risk - large-caps had been luring investors away. But second quarter earnings releases showed small-caps growing faster than large-caps for the first time in 10 quarters. Understandably, investors responded.

We continue to believe that small companies have inherent growth advantages over large companies, and that small-cap stocks, over time, will reflect that higher growth rate in superior investment performance.

                             INVESTMENT RETURNS <F1>
                           Since inception on 3-28-95

                    Artisan Small Cap Fund             86.3%

                    Russell 2000                       81.5%

                    Lipper Index                       73.7%

                       ----------------------

As you know, we at Artisan have introduced a Small Cap Value Fund, which began operations on September 29. When some people hear about this new opportunity, they say, "But isn't your Small Cap Fund a value investment?"

Actually, the Small Cap Fund is a GROWTH investment with a careful approach to assessing stock valuations. In the professional vernacular, our approach is known as G.A.R.P., or growth at a reasonable price. We believe this approach offers investors significant growth potential with less than a commensurate level of risk.

Fundamental to our process is an intensive assessment of a company's intrinsic value. Also known as private market value, intrinsic value is the price a strategic buyer would be willing to pay for the whole company. As a matter of strategy, we like a company with strong earnings growth and a stock that is selling at a significant discount to our assessment of intrinsic value. Calculating intrinsic value is a highly disciplined process. Because it can differ from industry to industry, we continuously track private transactions in many different industries to determine what buyers are defining as value and using their thinking as guideposts.

To help you see how we put this strategy to work, here are a few examples from the Fund's portfolio.

                                       1
                               INVESTMENT PROFILE
                                  PENN TREATY
                                  -----------

PENN TREATY provides long-term health care insurance. Insurance companies are typically valued at a multiple of book value, the equity in the business. About a year and a half before we bought this stock, one of Penn Treaty's competitors had been acquired in a private transaction for about 3 times book value. But the price we paid for Penn Treaty stock was only 1.4 times book value. By our reckoning, that was less than half of what a private buyer would pay for the company. At the same time, Penn Treaty's earnings were growing at 20% a year. <F2>

                                       2
                               INVESTMENT PROFILE
                                EXPRESS SCRIPTS
                                ---------------

As the country's leading independent pharmacy management company, EXPRESS SCRIPTS serves over 11 million members through 46,000 retail pharmacies and two mail order facilities. In recent years, many competitors have been acquired by large drug companies, with the price determined by the dollar value assigned to each member. Acquirers have paid up to $100 per member. But Express Scripts stock, when we bought it, was valued at only $45 per member. A wonderful value, made more compelling by the company's 30% growth rate. <F2>

                                       3
                              INVESTMENT PROFILE
                                 BELL & HOWELL
                                 -------------

BELL & HOWELL provides systems to access archived information for libraries, schools and corporate users.

Many companies are valued on a multiple of the cash flow they generate - a more accurate assessment than the more common criterion of reported earnings. On an earnings basis, Bell & Howell looked fairly valued based on its IPO price of 1511/42. It had high interest expense on its debt, and amortization charges related to acquisitions were depressing earnings. But our cash flow analysis revealed a business worth $33 based on a private market cash flow multiple. Quite a discount - especially for a market leader that's growing at 20%.

That's what we mean by growth with a value bias: a large discount to intrinsic value, and above-average growth that the market has either overlooked or ignored. <F2>

                              TOP 10 HOLDINGS <F3>

COMPANY                                                       %
---------------------------------------------------------------
HEALTHCARE FINANCIAL...Specialty health care lender        2.3%
ZALE...Fine jewelry retailer                               2.2%
APTARGROUP...Manufacturer of dispensing systems            2.2%
DRESS BARN...Value-oriented chain of women's apparel       2.2%
PENN TREATY...Long-term health care insurance              2.1%
GENERAL CABLE...Electrical wire and cable products         2.1%
LOMAK PETROLEUM...Oil and gas exploration                  2.1%
K2...Recreational and industrial products                  2.1%
SHOWBIZ PIZZATIME...Chuck E. Cheese restaurants            2.0%
SHOREWOOD PACKAGING...Paperboard packaging                 2.0%
---------------------------------------------------------------

TOTAL                                                     21.3%
===============================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Near term, we see small-cap companies continuing to grow faster than large-caps. And we reiterate our belief in the superior long-term return potential of small-caps.

Looking forward, we believe large companies could see a meaningful decline in the earnings growth they realized in recent years through restructuring. We expect their annual earnings growth to return to its historic norm of 6-8%. This is far below the long-term growth rates enjoyed by smaller companies - which is why we are confident small-cap stocks will resume their secular role as outperformers.

The economy has grown faster this year than most observers had expected. And it has done
                                                    CONTINUED ON FOLLOWING PANEL


                        DIVERSIFICATION BY INDUSTRY <F4>
                        ---------------------------

INDUSTRY                %     INDUSTRY                     %
------------------------------------------------------------
CONSUMER STAPLES      5.3     MEDICAL DEVICES            5.9
CONSUMER CYCLICALS    4.5     BASIC INDUSTRY             1.5
CONSUMER SERVICES     4.4     BUSINESS SERVICES          6.6
RETAILING             6.9     CAPITAL SPENDING           8.9
RESTAURANTS           5.4     HOMEBUILDING               1.8
ENERGY                6.6     PAPER PRODUCTS             5.4
BANKS/S&Ls            2.4     TRANSPORTATION             5.0
INSURANCE             5.8     COMPUTER RELATED           1.0
OTHER FINANCIAL       3.4     ELECTRONICS                7.0
BIOTECH/              3.0     SOFTWARE/                  3.0
PHARMACEUTICAL                TELECOMMUNICATIONS
HEALTHCARE SERVICES   4.3     UTILITIES                  1.9
-------------------------------------------------------------
TOTAL                                                 100.0%
=============================================================

                       ----------------------

so without the pick-up in inflation that had been feared. The current environment of low inflation and low interest rates - combined as they are with strong corporate profits - has fueled the market's high valuations. And as long as these conditions persist, there doesn't appear to be a reason for the equity market to crack.

Nonetheless, the overall market is clearly expensive - in uncharted territory from the perspective of historical valuation standards. More than ever, we're paying strict attention to what we're willing to pay for growth potential.

At quarter-end, the stock prices of our holdings averaged 19.0 times 1997 estimated earnings and 15.5 times 1998 estimates. Although our companies are averaging growth of 25% a year, and their earnings multiples represent a discount to the market, we regard their current prices as attractive on a relative - versus absolute - basis. If the market does give back some of its recent gains, we intend to resurrect our "silver lining" strategy of last spring, when we purchased a number of attractive growth stocks at bargain-basement prices.


                              FUND STATISTICS <F3>
                              ---------------

NUMBER OF HOLDINGS                              70

MEDIAN MARKET CAP                     $428 million

MEDIAN GROWTH RATE                             25%

MEDIAN P/E                    1997E          19.0X
                              1998E          15.5X

MEDIAN PRICE/INTRINSIC VALUE  1997E            86%
                              1998E            72%

EQUITY DIVIDEND YIELD                         0.4%

                                   FOOTNOTES
                                   ---------

<F1> The Artisan Small Cap Fund had an average annual total return of 31.6% for the year ended September 30, 1997, and 28.1% for the period from inception on March 28, 1995, through september 30, 1997. Performance data contained herein represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 and the S&P 500 are unmanaged indexes of common stocks with dividends reinvested. The S&P 500 is a market-weighted average of 500 large companies. The Russell 2000 is an unweighted index of 2000 small companies. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap funds.

<F2>  Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of October 1, 1997. That information and those views may change and the fund disclaims any obligation to advise shareholders of any such changes.

<F3>  Fund statistics are as of September 30, 1997.

<F4>  As a percentage of portfolio equities as of September 30, 1997.


                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA  02266-8412

                                 1-800-344-1770

                              ARTISAN MID CAP FUND
                          QUARTERLY UPDATE     OCTOBER 1997

We are delighted to send you this first quarterly update for the Artisan Mid Cap Fund. During the quarter, the Fund gained 25.5%, well ahead of its benchmark indexes.

You'll find portfolio statistics enclosed, along with our thinking behind selected investments and our views on the market.

Note that the stocks we discuss, as well as our other holdings, share certain features. They are all medium-size companies with one or more "franchise characteristics" that give them a long-term competitive advantage. Purchased at attractive valuations, these companies can be powerful investments.

Thank you for your confidence.

ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

The Artisan Mid Cap Fund completed the third quarter of 1997 - its first quarter of operations - with a gain of 25.5%, outpacing both its benchmark index, the S&P 400, and the Lipper Mid Cap Index, which returned 15.7% and
14.1%, respectively.

We were fortunate to launch the Fund in a very strong equity market - particularly one that favored mid-cap stocks. In addition, our focus on businesses with strong franchises and improving fundamentals served us well. And the Fund"s diversification enabled it to benefit from the strongest market sectors without the risks of over-concentration.

The portfolio now comprises 67 of our favorite stocks. In light of today's valuations, which are quite high by most historical standards, we will continue investing with great regard for caution.


                           INVESTMENT RETURNS <F1>
                           ------------------
                           Since Inception on 6/27/97


               Artisan Mid Cap Fund               25.5%

               S&P 400                            15.4%

               Lipper Index                       14.6%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                                SHAW INDUSTRIES


As the country's dominant manufacturer and low-cost producer of carpets, SHAW INDUSTRIES offers the franchise characteristics that we like. We also like its long-term strategy of vertically integrating its business from manufacturing through retail sales.

In recent years, Shaw has purchased over 400 retail outlets, making it the largest dealer group among the U.S.'s 25,000 independent carpet dealers. Typically, after Shaw buys a store, the percentage of its own products sold rises from 30% to 80%, and these higher sales are at higher margins as the company more fully leverages its manufacturing capacity. In addition, Shaw has stripped down its money-losing European operations, and its raw material prices are trending down.


                              TOP 10 HOLDINGS <F3>
                              ---------------

COMPANY                                                                   %
----------------------------------------------------------------------------
THERMO ELECTRON...Commercializes technological applications            2.6%
SHAW INDUSTRIES...Leading, low-cost manufacturer of carpet             2.4%
LIBERTY MEDIA...Cable television programmer                            2.0%
KENT ELECTRONICS...Electronic components distributor                   2.0%
ITT HARTFORD GROUP...Largest U.S. annuity writer                       2.0%
MINERALS TECHNOLOGY...Provides proprietary
 chemicals to the paper industry                                       1.9%
FORTUNE BRANDS...Owns Master Lock, Moen, Titleist and other brands     1.9%
BIOCHEM Hepatitis                                                      1.8%
TIDEWATER...Owns fleet of vessels for offshore drilling                1.8%
PHARMACEUTICAL....Proprietary drug company helping
treat AIDS and
FISERV...Provides software and services to financial institutions      1.7%
---------------------------------------------------------------------------
TOTAL                                                                 20.1%
===========================================================================

                              ------------------
                                SHAW INDUSTRIES

A few poor quarters caused Wall Street to lose faith, sending Shaw's stock down quite a bit. We bought it, believing Shaw's earnings potential to far exceed conventional expectations. While there may be some uncertainty, we don't mind short-term pain for the potential of significant long-term gain. <F2>


                                       2
                               INVESTMENT PROFILE
                               ------------------
                                  WEST COMPANY

WEST COMPANY is the worldwide market share leader in the manufacture of rubber stoppers, aluminum seals and plastic components for the packaging of injectable drugs. Though this business may sound boring, it's a huge "cash cow". And because its products interact with drugs, they each need FDA approval, creating the enormous barriers to entry that make this franchise truly compelling.

The company is using its free cash flow to build for the future in two ways: by vertically integrating and by conducting R&D. It recently acquired PACO, an outsourced packager of pharmaceuticals, which should provide faster growth than West's core business. And to leverage its relationships with drug manufacturers, West is conducting research to develop alternative forms of drug delivery.

                              ------------------
                                  WEST COMPANY

We believe this company offers the potential for accelerated earnings growth. Nonetheless, because West is underfollowed, and the PACO acquisition - now fully integrated - is no longer a drag on earnings, we were able to purchase its stock at a very attractive price. <F2>



                            DIVERSIFICATION BY INDUSTRY  <F4>
                            ---------------------------

     INDUSTRY                     %     INDUSTRY                      %
     ------------------------------------------------------------------
     TECHNOLOGY                12.3     MATERIALS & PROCESSING      9.9
     HEALTHCARE                13.9     TRANSPORTATION              4.5
     CONSUMER DISCRETIONARY             FINANCIAL SERVICES          9.6
               & SERVICES      18.9
                                        UTILITIES                   2.5
     CONSUMER STAPLES          10.8
                                        BUSINESS SERVICES           7.1
     ENERGY                     6.4
                                        REITS/PROPERTY              4.1
     ------------------------------------------------------------------
     TOTAL                                                       100.0%
     ==================================================================

                          MARKET CAP DISTRIBUTION <F4>
                          -----------------------

               Market Cap       Mid Cap Fund     S&P 400
            (in $ Billions)        (%)             (%)
            ---------------     ------------     -------
              $0.0 to 0.5            0.0            1.0
               0.5 to 1.0            6.7            6.5
               1.0 to 2.0           39.5           20.4
               2.0 to 3.0           16.8           21.5
               3.0 to 4.0            7.6           15.6
               4.0 to 5.0            9.0           10.4
               5.0 to 6.0            9.5           11.8
               6.0 to 7.0            1.3            3.8
               7.0 to 8.0            2.2            4.3
                  8.0+               7.4            4.7
              --------------------------------------------
                 TOTAL            100.0%         100.0%
              ============================================

                           OUR VIEW OF THE MARKET
                           ----------------------
                            A WORD ABOUT THE FUND

In subsequent quarterly updates, this section will focus on our outlook for the market. But because the Fund is new - and you are new to the Fund - we'd like to restate this investment's points of distinction. It never hurts to review the reasons why you made an investment decision.

- We look for companies with FRANCHISE CHARACTERISTICS, such as established brands, proprietary technology or dominant market share. An established franchise can protect a company from some effects of competition, over time leading to more stable cash flow and higher valuations.

- We focus on companies that appear temporarily out of favor or misunderstood, and are SELLING AT DISCOUNTS TO OUR ASSESSMENT OF THEIR INTRINSIC VALUES. To establish intrinsic value - the price a strategic buyer would pay for the entire company - we follow a strict, heavily quantitative valuation discipline. By buying at a significant discount to intrinsic value, and selling when the price approaches intrinsic value, we help to lower overall portfolio risk.

- We also seek the POTENTIAL FOR A DRAMATIC CHANGE that could enhance a franchise and raise its visibility among investors, ultimately stimulating higher valuations. Examples of such a catalyst would be restructuring, new management or new products.

                                                    CONTINUED ON FOLLOWING PANEL

                         ----------------------

- We find the MID-CAP UNIVERSE - stocks with capitalizations between $600 million and $6 billion - most attractive. Large-cap companies with franchise value are typically overfollowed by Wall Street and thus fully valued. And small-cap companies have not, for the most part, been in business long enough to establish franchise characteristics.

- To enhance investment opportunity and reduce the potential for risk, we will BROADLY DIVERSIFY our holdings - typically 5 to 75 stocks - by industry and sector, and a position will rarely exceed 3% of the portfolio.

If you have a question about our approach, please feel free to call. For now, we'd like to leave you with these thoughts. Temper your expectations and think as a long-term investor. Be patient and realistic. This quarter's returns were wonderful, but they won't be a steady diet. Just as markets go up, they go down. Over time, however, we believe our strategy will serve you very well.


                             FUND STATISTICS  <F3>
                             ---------------

          NUMBER OF HOLDINGS                         67

          MEDIAN MARKET CAP                  $2.1 billion

          MEDIAN GROWTH RATE                        17%

          MEDIAN P/E                    1997E     17.1X
                                        1998E     15.3X

          MEDIAN PRICE/INTRINSIC VALUE  1997E       87%
                                        1998E       76%

                                 FOOTNOTES
                                 ---------

<F1> The Artisan Mid Cap Fund had a total return of 25.5% from inception on June
27,1997, through September 30, 1997. Performance data contained herein represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The S&P 400 is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset value weighted return of the 30 largest mid-cap funds.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of October 1, 1997. That information and those views may change and the fund disclaims any obligation to advise shareholders of any such changes.

<F3> Fund statistics are as of September 30, 1997.

<F4> As a percentage of portfolio equities as of September 30, 1997.


                               ARTISAN FUNDS

                    C/O BOSTON FINANCIAL DATA SERVICES
                               P.O. BOX 8412
                          BOSTON, MA  02266-8412
                              1 800 344 1770




                           ARTISAN INTERNATIONAL FUND
                      QUARTERLY UPDATE        OCTOBER 1997

Thank you for investing in the Artisan International Fund. We are pleased to send you this update for the third quarter of 1997.

As they had in the previous two quarters, economic uncertainty and price volatility presented continuing challenges to international investors. The Artisan International Fund gained 1.6%, outperforming the Morgan Stanley EAFE Index, which lost 0.7%. The Fund's gain brought its year-to-date return to 10.4% and its return for the seven quarters since its inception to 48.4%.

In this update you'll find our response to the quarter's events, the thought process behind a few of our investments, and our outlook for the major international regions.

ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

During the third quarter, the Artisan International Fund gained 1.6%. The Morgan Stanley EAFE Index lost 0.7%, while the Lipper International Fund Index gained 1.9%.

Currency turmoil in Southeast Asia...fear of higher rates in Germany...reluctance by Japan to restructure its sluggish economy - all contributed to volatility and muted returns this past quarter.

Conversely, they also underscored the importance of long-term thinking. While international investing can offer exceptional opportunity, the rewards will be realized only by investors who maintain long-term horizons. In this complex investment arena, one must simply learn to accept short-term volatility.

Market volatility certainly won't change our approach. Indeed, it often creates opportunities.

                            INVESTMENT RETURNS <F1>
                          Since inception on 12/28/95

                    ARTISAN INTERNATIONAL              48.4%

                    EAFE INDEX                         17.1%

                    LIPPER INDEX                       32.9%

                      ----------------------

So we will continue seeking exceptional growth opportunities at favorable prices...without reliance on currency hedging...without knee-jerk reactions to events of the moment.

                                       1
                               INVESTMENT PROFILE
                               ------------------
                           COLT TELECOM GROUP (U.K.)

Across Europe, the telecommunications industry is being deregulated. This is one reason we have high hopes for COLT TELECOM GROUP. This company provides local telephone service to major European cities,

                              TOP 10 HOLDINGS <F3>
                              ---------------
    COMPANY                                                                %
  --------------------------------------------------------------------------
  NOVARTIS...Pharmaceutical firm (world's largest) in Switzerland       3.4%
  CREDIT SUISSE...Financial service/bank holding company in Switzerland 3.1%
  UNION BANK OF SWITZERLAND...Global bank in Switzerland                2.6%
  NINTENDO...Video game machine and software manufacturer in Japan      2.5%
  SANKYO...Large pharmaceutical company in Japan                        2.4%
  CREDITO ITALIANO SPA...Commercial bank in Italy                       2.3%
  COLT TELECOM...Local telephone service provider for European
   corporations (U.K.)                                                  2.2%
  DEXIA FRANCE...Special purpose bank in France                         2.2%
  FOUNDER...Chinese software (electronic publishing) firm
   listed in Hong Kong                                                  2.1%
  SCHIBSTED...Newspaper publisher in Norway                             2.0%
  ---------------------------------------------------------------------------
  TOTAL                                                                24.8%
  ===========================================================================

                              ------------------
                           COLT TELECOM GROUP (U.K.)

including London, Paris and Hamburg. Its primary customers are corporations and governments. Sales are growing rapidly, and the company is profitable on an operating basis. As COLT expands its all-fiber network, we expect earnings to surge, aided by a major cost advantage over the government-owned telecom monopolies operating in most European countries. <F2>


                                       2
                               INVESTMENT PROFILE
                               ------------------
                        BAYERISCHE HYPOTHEKEN (GERMANY)

This bank - the largest mortgage lender in Germany and second largest bank in Europe - resulted from the merger of Vereinsbank and Hypobank this past summer. We owned shares in Hypobank, and now have the same number of shares in the new entity. The story here is a simple one: through the consolidation of overhead, BAYERISCHE HYPOTHEKEN can realize significant cost reductions, which would translate to substantially higher earnings. Also, as the German economy strengthens, we anticipate both strong loan growth and a boost in earnings from the over-reserve for non-performing loans. All things considered, we expect earnings to grow 20% annually for three or four years. <F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                               VESTWOOD (DENMARK)

VESTWOOD manufactures wooden furniture and doors, with the emphasis on doors. In fact, this company dominates the European market for wooden doors, with over 500,000 sold in 1996. Sales have been growing about 20% a year, and social trends point to continued strength. First, there's the growing preference for "natural" things. Also, our "couch potato" syndrome has spread to Europe, resulting in people spending more time at home. And the growing trend to "do-it-yourself" is inspiring people to upgrade their homes rather than buy new ones. Though we expect annual earnings growth of 20% for the next three years, the stock is valued at only 13 times the 1997 estimate.<F2>


                         REGION/COUNTRY ALLOCATION <F3>
                         -------------------------

          EUROPE              64.4%     ASIA/PACIFIC   22.9%
          -------------------------     --------------------
          SWITZERLAND          12.2     HONG KONG        9.6
          UNITED KINGDOM       11.8     JAPAN            9.3
          GERMANY               7.2     INDONESIA        1.7
          NORWAY                7.0     SINGAPORE        1.2
          ITALY                 5.9     PHILIPPINES      0.6
          PORTUGAL              4.4     THAILAND         0.5
          DENMARK               4.0
          FINLAND               3.7     LATIN AMERICA  10.8%
          SPAIN                 2.5     MEXICO           5.8
          FRANCE                2.2     BRAZIL           5.0
          NETHERLANDS           1.9
          AUSTRIA               0.6     NORTH AMERICA   0.3%
          IRELAND               0.4     CANADA           0.2
          HUNGARY               0.3     BERMUDA          0.1
          SWEDEN                0.3     CASH            1.6%

                             OUR VIEW OF THE MARKET
                             ----------------------
                            A QUICK TOUR OF THE WORLD

To help control risk and enhance return potential, the Artisan International Fund is well diversified by region and country. Subject to our diversification discipline, we emphasize investments in countries where economic, political or market conditions appear most favorable for long-term growth.

That said, we are not asset allocators, market timers or currency hedgers. The percentage of our holdings in a given area is not determined by an index or formula. Nor do we make investment decisions based on headlines, rumors or short-term events. Rather, we look for compelling companies at attractive valuations, and purchase these stocks assuming we will hold them for three to five years. Within this framework, our current view of the major regions abroad...

EUROPE. We are extremely positive on Europe, and believe our holdings there - over 60% of assets - are poised to capitalize on several major trends. These are: the privatization of government-owned assets; the unlocking of underlying value through the restructuring of conglomerates; deregulation; a new concern for shareholder values; and the consolidation and restructuring of the banking industry. In addition, inflation and unemployment continue to be low in Western Europe...not only a positive for equities, but also why we believe the fear of higher rates in Germany - while slight increases may occur - is unfounded.

                                                    CONTINUED ON FOLLOWING PANEL

                      ----------------------

JAPAN. Given Japan's continuing economic difficulties, we have only modest exposure there - about 9-10% of Fund assets. Declining real estate values...deteriorating balance sheets among banks... the failure of most corporations to become globally competitive by restructuring and reducing costs
- all present problems. Only major exporters such as Sony and Nintendo will thrive in this environment.

ASIA EX-JAPAN. Most of the region's economies - notably Malaysia, Indonesia, the Philippines and Thailand - remain in difficulty, as trade deficits widen, real estate values plummet and banks experience problems with asset quality. The Fund has only modest exposure to these countries. The exception is Hong Kong/China. Hong Kong companies should benefit greatly from their further integration into the Chinese economy, helping the region sustain its high rate of growth. Accordingly, we plan to maintain significant investments in Hong Kong and China. LATIN AMERICA. In Mexico, economic growth is stronger than expected, as the recovery spreads beyond industrial companies to the consumer. Brazil, with its tight monetary policy, is growing more slowly, but we view the continuing deregulation of its markets as very positive.

                                   FOOTNOTES

<F1> The Artisan International Fund had an average annual total return of 21.4%
for the year ended September 30, 1997, and 25.1% for the period from inception on December 28, 1995, through September 30, 1997. Performance data contained herein represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares in the fund, when redeemed, may be worth more or less than their original cost. The Morgan Stanley EAFE Index is unmanaged and includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. the lipper international fund index reflects the net asset value weighted return of the thirty largest international funds. International investments involve special risk considerations, which are discussed in the prospectus.

<F2> Portfolio Profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of October 1, 1997. That information and those views may change and the fund disclaims any obligation to advise shareholders of any such changes.

<F3> As a percentage of portfolio assets as of September 30, 1997.



                                  ARTISAN FUND

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770